SECURITIES AND EXCHANGE COMMISSION

                                 Washington D.C.

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




                                October 17, 2003
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                         LocatePLUS Holdings Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                ------------------------------------------------
                 (State or other jurisdiction of incorporation)


                 000-49957                           04-3332304
         ---------------------------          --------------------------
          (Commission  file  number)       (IRS  employer identification number)


                               100 Cummings Center
                                   Suite 235M
                          Beverly, Massachusetts 01915
               --------------------------------------------------
                    (Address of principal executive offices)


                                 (978) 921-2727
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              (Registrant's telephone number, including area code)

ITEM  5.  OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE.
On October 17, 2003, LocatePLUS Holdings Corporation announced the acquisition of Voice Power Technologies, Inc., a Texas based provider of data technology. In connection with this acquisition, Voice Power Technologies, Inc. merged with and into LocatePLUS Holdings Corporation's wholly-owned subsidiary, Dataphant, Inc. As consideration for the merger, shareholders of Voice Power Technologies, Inc. received an aggregate of 2,500,000 shares of LocatePLUS Class B Non-voting Common Stock. The shares issued pursuant to the transaction were issued pursuant to an exemption from registration under the Securities Act of 1933, as amended.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned hereunto duly authorized.


LocatePLUS  Holdings  Corporation
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(Registrant)



By:  /s/  Jon  R.  Latorella
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President  and  Chief  Executive  Officer




Dated:     November  3,  2003